UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 26, 2005
(Date of earliest event reported)
SUNTRON CORPORATION
(Exact Name of Registrant as Specified in Charter)
DELAWARE
(State or other jurisdiction of incorporation)

0-49651	86-1038668

(Commission File Number)	(IRS Employer Identification Number)
2401 WEST GRANDVIEW ROAD
PHOENIX, ARIZONA
85023
(Address of Principal Executive Offices)
(Zip Code)
(602) 789-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 26, 2005 Peter W. Harper informed Suntron Corporation (the “Company” ) that he will resign as Chief Financial Officer of the Company effective October 7, 2005. James A. Doran has been named interim Chief Financial Officer. Mr. Doran is a certified public accountant and has served as the Vice President, Controller and Chief Accounting Officer of the Company for over six years. A copy of the Company’s press release announcing the management changes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Number	Exhibits
99.1	Press Release from the registrant, dated September 28, 2005.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRON CORPORATION
Date: September 30, 2005	By:	/s/ Peter W. Harper
Peter W. Harper
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release from the registrant, dated September 28, 2005.